Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of Cleartronic, Inc. (the "Company"), do hereby certify, to said officers' knowledge, that the Quarterly Report on Form 10-Q/A for the quarter ended December 31, 2017 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2018

/s/ Michael M. Moore
By	Michael M. Moore
Chief Executive Officer

/s/ Larry M. Reid
By	Larry M. Reid
Chief Financial Officer